Exhibit 10.1
New Mountain Finance Corporation
AMENDMENT NO. 1 TO
EQUITY DISTRIBUTION AGREEMENT
May 18, 2023
B. Riley Securities, Inc.
200 Vesey Street 25th Floor
New York, New York 10281
Raymond James & Associates, Inc.
880 Carillon Parkway
St. Petersburg, Florida 33716
Ladies and Gentlemen:
This Amendment No. 1, dated May 18, 2023 (the “Amendment”) to the Equity Distribution Agreement, dated November 3, 2021, (the “Equity Distribution Agreement”), is entered into by and among New Mountain Finance Corporation, a Delaware corporation (the “Company”), and B. Riley Securities, Inc. and Raymond James & Associates, Inc. (the “Agents”).
WHEREAS, the Company and the Agents desire to amend the Equity Distribution Agreement to update the reference to the term “Registration Statement” therein.
NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby amend the Equity Distribution Agreement and agree as follows:
All references to the “Registration Statement” in the Equity Distribution Agreement refer to the registration statement on Form N-2 (No. 333-238554) prior to the date of this Amendment and the registration statement on Form N-2 (No. 333-272060) on and after the date hereof.
Except as set forth above, no other amendments to the Equity Distribution Agreement are intended by the parties hereto, are made, or shall be deemed to be made, pursuant to this Amendment, and all provisions of the Equity Distribution Agreement, including all Exhibits thereto, unaffected by this Amendment shall remain in full force and effect.
Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Equity Distribution Agreement.
This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.
[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the Agents.

Very truly yours,
NEW MOUNTAIN FINANCE CORPORATION

By:	/s/ Steven B. Klinsky
Name: Steven B. Klinsky
Title: Authorized Person

NEW MOUNTAIN FINANCE ADVISERS BDC, L.L.C.

By:	/s/ Steven B. Klinsky
Name: Steven B. Klinsky
Title: Authorized Person

NEW MOUNTAIN FINANCE ADMINISTRATION, L.L.C.

By:	/s/ Steven B. Klinsky
Name: Steven B. Klinsky
Title: Authorized Person
[Signature page to Amendment No. 1 to Equity Distribution Agreement]

CONFIRMED AND ACCEPTED, as of
the date first above written:

B. RILEY SECURITIES, INC.
By:	/s/ Patrice McNicoll
Name: Patrice McNicoll
Title: Co-Head of Investment Banking

RAYMOND JAMES & ASSOCIATES, INC.
By:	/s/ Larry Herman
Name: Larry Herman
Title: Managing Director
[Signature page to Amendment No. 1 to Equity Distribution Agreement]